Exhibit 99.1

EPAM Reports Results for Third Quarter 2019

Third quarter revenues of $588.1 million, up 25.6% year-over-year
GAAP Diluted EPS of $1.16 for the third quarter
Non-GAAP Diluted EPS of $1.39 for the third quarter

Newtown, PA — November 7, 2019 — EPAM Systems, Inc. (NYSE: EPAM), a leading global provider of digital platform engineering and software development services, today announced results for its third quarter ended September 30, 2019.

“Our clients are continually being challenged to deliver dynamic, human-centered experiences and platforms quickly and at scale,” said Arkadiy Dobkin, CEO & President, EPAM. “Our third quarter results demonstrate the continued demand for our services as we help our clients become adaptive enterprises to better address these market challenges.”

Third Quarter 2019 Highlights

•	Revenues increased to $588.1 million, a year-over-year increase of $119.9 million, or 25.6%, and on a constant currency basis, revenues were up 27.2% over the corresponding period last year;

•	GAAP income from operations was $80.6 million, an increase of $16.0 million, or 24.8%, compared to $64.6 million in the third quarter of 2018;

•	Non-GAAP income from operations was $99.7 million, an increase of $17.7 million, or 21.6%, compared to $82.1 million in the third quarter of 2018;

•
Diluted earnings per share (“EPS”) on a GAAP basis was $1.16, an increase of $0.01, or 0.9%, compared to $1.15 in the third quarter of 2018 based on a weighted average share count of 57.8 million fully diluted shares outstanding; and

•	Non-GAAP diluted EPS was $1.39, an increase of $0.22, or 18.8%, compared to $1.17 in the third quarter of 2018.
Cash Flow and Other Metrics

•	Cash provided by operating activities was $162.9 million for the first nine months of 2019, compared to $169.1 million provided by operating activities for the first nine months of 2018;

•	Cash, cash equivalents and restricted cash totaled $854.4 million as of September 30, 2019, an increase of $82.7 million, or 10.7%, from $771.7 million as of December 31, 2018; and

•	Total headcount was approximately 35,500 as of September 30, 2019. Included in this number were approximately 31,500 delivery professionals, an increase of 25.0% from September 30, 2018.

2019 Outlook - Full Year and Fourth Quarter
Full Year

•
Revenue growth for 2019 will continue to be at least 23%. The Company continues to expect that foreign currency translation will have a 1% unfavorable impact on full year reported revenues. The Company continues to expect revenue growth on a constant currency basis will be at least 24%;

•	The Company expects GAAP income from operations to continue to be in the range of 12.5% to 13.5% of revenues and non-GAAP income from operations to now be in the range of 16.5% to 17.5% of revenues;

•	The Company expects its GAAP effective tax rate to now be approximately 15% and its non-GAAP effective tax rate to now be approximately 22%; and

•
The Company expects GAAP diluted EPS will now be at least $4.43 for the full year, and non-GAAP diluted EPS will now be at least $5.35 for the full year. The Company continues to expect weighted average share count for the year of 57.7 million diluted shares outstanding.

Fourth Quarter

•
Revenues will be at least $616 million for the fourth quarter reflecting a year-over-year growth rate of 22%. The Company expects foreign currency translation to have a negligible impact on year-over-year revenue growth during the quarter. The Company expects year-over-year revenue growth on a constant currency basis to be 22%;

•
For the fourth quarter, the Company expects GAAP income from operations to be in the range of 13.5% to 14.5% of revenues and non-GAAP income from operations to be in the range of 16.5% to 17.5% of revenues;

•	The Company expects its GAAP effective tax rate to be approximately 21% and its non-GAAP effective tax rate to be approximately 23%; and

•
The Company expects GAAP diluted EPS will be at least $1.19 for the quarter, and non-GAAP diluted EPS will be at least $1.43 for the quarter. The Company expects weighted average share count for the quarter of 57.9 million diluted shares outstanding.

Conference Call Information
EPAM will host a conference call to discuss the results on Thursday, November 7, 2019 at 8:00 a.m. Eastern time. The live conference call will be available by dialing +1 (877) 407-0784 or +1 (201) 689-8560 (outside of the U.S.). A webcast of the conference call can be accessed at the Investor Relations section of the Company’s website at http://investors.epam.com. A replay will be available approximately one hour after the call by dialing +1 (844) 512-2921 or +1 (412) 317-6671 (outside of the U.S.) and entering the conference ID 13695316. The replay will be available until November 21, 2019.

About EPAM Systems
Since 1993, EPAM Systems, Inc. (NYSE: EPAM) has leveraged its software engineering expertise to become a leading global product development, digital platform engineering, and top digital and product design agency. Through its ‘Engineering DNA’ and innovative strategy, consulting, and design capabilities, EPAM works in collaboration with its customers to deliver next-gen solutions that turn complex business challenges into real business outcomes. EPAM’s global teams serve customers in over 25 countries across North America, Europe, Asia and Australia. EPAM is a recognized market leader in multiple categories among top global independent research agencies and was one of only four technology companies to appear on Forbes 25 Fastest Growing Public Tech Companies list every year of publication since 2013. Learn more at http://www.epam.com/ and follow EPAM on Twitter @EPAMSYSTEMS and LinkedIn.

Non-GAAP Financial Measures
EPAM supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures. Management believes these measures help illustrate underlying trends in EPAM’s business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing EPAM’s business and evaluating its performance. Management also believes these measures help investors compare EPAM’s operating performance with its results in prior periods. EPAM anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expenses, acquisition-related costs, amortization of purchased intangible assets, goodwill impairment, certain other one-time charges and benefits, changes in fair value of contingent consideration, foreign exchange gains and losses, the impact of U.S. tax reform, excess tax benefits related to stock-based compensation, and the related effect on income taxes of the pre-tax adjustments. Management also compares operating results on a basis of “constant currency,” which is also a non-GAAP financial measure. This measure excludes the effect of foreign currency exchange rate fluctuations by translating the current period revenues and expenses into U.S. dollars at the weighted average exchange rates of the prior period of comparison. Because EPAM’s reported non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within EPAM’s industry. Consequently, EPAM’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in EPAM’s consolidated financial statements, which are prepared in accordance with GAAP.
Forward-Looking Statements
This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions and the factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. EPAM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Contact:
EPAM Systems, Inc.
David Straube, Head of Investor Relations
Phone: +1-267-759-9000 x59419
david_straube@epam.com

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenues	$588,103	$468,186	$1,661,023	$1,337,981
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization)	377,525	301,081	1,078,129	867,890
Selling, general and administrative expenses	118,886	93,226	332,434	276,140
Depreciation and amortization expense	11,127	9,319	32,355	26,457
Income from operations	80,565	64,560	218,105	167,494
Interest and other income, net	2,509	1,941	6,775	2,442
Foreign exchange (loss)/gain	(3,105)	(514)	(10,151)	1,069
Income before provision for/(benefit from) income taxes	79,969	65,987	214,729	171,005
Provision for/(benefit from) income taxes	12,967	369	28,196	(9,286)
Net income	$67,002	$65,618	$186,533	$180,291
Foreign currency translation adjustments, net of tax	(10,114)	(2,118)	(4,551)	(14,643)
Unrealized (loss)/gain on cash-flow hedging instruments, net of tax	(2,163)	(74)	2,474	(2,081)
Comprehensive income	$54,725	$63,426	$184,456	$163,567

Net income per share:
Basic	$1.22	$1.22	$3.42	$3.37
Diluted	$1.16	$1.15	$3.24	$3.19
Shares used in calculation of net income per share:
Basic	54,878	53,852	54,604	53,485
Diluted	57,844	56,963	57,567	56,600

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share data)

	As of September 30, 2019	As of December 31, 2018
Assets
Current assets
Cash and cash equivalents	$853,241	$770,560
Accounts receivable, net of allowance of $1,519 and $1,557, respectively	339,112	297,685
Unbilled revenues	142,949	104,652
Prepaid expenses and other current assets	29,390	26,171
Total current assets	1,364,692	1,199,068
Property and equipment, net	115,321	102,646
Operating lease right-of-use assets	207,145	—
Intangible assets, net	56,537	57,065
Goodwill	186,299	166,832
Deferred tax assets	75,071	69,983
Other noncurrent assets	35,098	16,208
Total assets	$2,040,163	$1,611,802

Liabilities
Current liabilities
Accounts payable	$6,896	$7,444
Accrued expenses and other current liabilities	128,639	127,937
Due to employees	63,536	49,683
Deferred compensation due to employees	13,427	9,920
Taxes payable, current	47,548	67,845
Operating lease liabilities, current	51,424	—
Total current liabilities	311,470	262,829
Long-term debt	25,000	25,031
Taxes payable, noncurrent	43,738	43,685
Operating lease liabilities, noncurrent	153,980	—
Other noncurrent liabilities	13,858	17,661
Total liabilities	548,046	349,206
Commitments and contingencies
Stockholders’ equity
Common stock, $0.001 par value; 160,000,000 authorized; 54,968,833 and 54,099,927 shares issued, 54,949,098 and 54,080,192 shares outstanding at September 30, 2019 and December 31, 2018, respectively	55	54
Additional paid-in capital	589,764	544,700
Retained earnings	946,066	759,533
Treasury stock	(177)	(177)
Accumulated other comprehensive loss	(43,591)	(41,514)
Total stockholders’ equity	1,492,117	1,262,596
Total liabilities and stockholders’ equity	$2,040,163	$1,611,802

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In thousands, except percent and per share amounts)

Reconciliation of revenue growth on a constant currency basis to revenue growth as reported under GAAP is presented in the table below:

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019
Revenue growth on a constant currency basis(1)	27.2%	26.2%
Foreign exchange rates impact	(1.6)%	(2.1)%
Revenue growth as reported	25.6%	24.1%

(1)	Constant currency revenue results are calculated by translating current period revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of various income statement amounts from GAAP to non-GAAP for the three and nine months ended September 30, 2019 and 2018:

	Three Months Ended September 30, 2019			Nine Months Ended September 30, 2019
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$377,525	$(7,580)	$369,945	$1,078,129	$(27,841)	$1,050,288
Selling, general and administrative expenses(3)	$118,886	$(9,037)	$109,849	$332,434	$(28,264)	$304,170
Income from operations(4)	$80,565	$19,171	$99,736	$218,105	$63,398	$281,503
Operating margin	13.7%	3.3%	17.0%	13.1%	3.8%	16.9%
Net income(5)	$67,002	$13,215	$80,217	$186,533	$38,920	$225,453
Diluted earnings per share	$1.16		$1.39	$3.24		$3.92

	Three Months Ended September 30, 2018			Nine Months Ended September 30, 2018
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$301,081	$(7,492)	$293,589	$867,890	$(22,835)	$845,055
Selling, general and administrative expenses(3)	$93,226	$(7,993)	$85,233	$276,140	$(25,917)	$250,223
Income from operations(4)	$64,560	$17,493	$82,053	$167,494	$54,552	$222,046
Operating margin	13.8%	3.7%	17.5%	12.5%	4.1%	16.6%
Net income(5)	$65,618	$749	$66,367	$180,291	$(4,605)	$175,686
Diluted earnings per share	$1.15		$1.17	$3.19		$3.10

Items (2) through (5) above are detailed in the table below with the specific cross-reference noted in the appropriate item.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Stock-based compensation expenses	$7,580	$7,492	$27,841	$22,835
Total adjustments to GAAP cost of revenues(2)	7,580	7,492	27,841	22,835
Stock-based compensation expenses	7,891	7,838	25,183	23,901
Other acquisition-related expenses	1,144	245	2,505	707
One-time charges	2	(90)	576	1,309
Total adjustments to GAAP selling, general and administrative expenses(3)	9,037	7,993	28,264	25,917
Amortization of purchased intangible assets	2,554	2,008	7,293	5,800
Total adjustments to GAAP income from operations(4)	19,171	17,493	63,398	54,552
Change in fair value of contingent consideration included in Interest and other income, net	—	(900)	1,356	(900)
Foreign exchange loss/(gain)	3,105	514	10,151	(1,069)
Provision for/(benefit from) income taxes:
Tax effect on non-GAAP adjustments	(4,833)	(3,490)	(15,503)	(11,007)
Net discrete benefit related to U.S. tax reform	—	(6,801)	—	(29,984)
Excess tax benefits related to stock-based compensation	(4,228)	(6,067)	(20,482)	(16,197)
Total adjustments to GAAP net income(5)	$13,215	$749	$38,920	$(4,605)

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Guidance Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In percent, except per share amounts)

The below guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations depending on factors discussed in the Company’s filings with the Securities and Exchange Commission.

Reconciliation of projected revenue growth on a constant currency basis to projected revenue growth on a GAAP basis is presented in the table below:

	Fourth Quarter 2019	Full Year 2019
Revenue growth on a constant currency basis (at least) (6)	22%	24%
Foreign exchange rates impact	0%	(1)%
Revenue growth (at least)	22%	23%

(6)
Constant currency revenue results are calculated by translating current period projected revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of projected GAAP to non-GAAP income from operations as a percentage of revenues is presented in the table below:

	Fourth Quarter 2019	Full Year 2019
GAAP income from operations as a percentage of revenues	13.5% to 14.5%	12.5% to 13.5%
Stock-based compensation expenses	2.4%	3.5%
Included in cost of revenues (exclusive of depreciation and amortization)	1.2%	1.8%
Included in selling, general and administrative expenses	1.2%	1.7%
Other acquisition-related expenses	0.1%	0.1%
Amortization of purchased intangible assets	0.5%	0.4%
Non-GAAP income from operations as a percentage of revenues	16.5% to 17.5%	16.5% to 17.5%

Reconciliation of projected GAAP to non-GAAP effective tax rate is presented in the table below:

	Fourth Quarter 2019	Full Year 2019
GAAP effective tax rate (approximately)	21%	15%
Tax effect on non-GAAP adjustments	1.4%	3.3%
Excess tax benefits related to stock-based compensation	0.6%	3.7%
Non-GAAP effective tax rate (approximately)	23%	22%

Reconciliation of projected GAAP to non-GAAP diluted earnings per share is presented in the table below:

	Fourth Quarter 2019	Full Year 2019
GAAP diluted earnings per share (at least)	$1.19	$4.43
Stock-based compensation expenses	0.25	1.19
Included in cost of revenues (exclusive of depreciation and amortization)	0.12	0.61
Included in selling, general and administrative expenses	0.13	0.58
Other acquisition-related expenses	0.02	0.06
Amortization of purchased intangible assets	0.05	0.17
One-time charges	—	0.01
Change in fair value of contingent consideration included in Interest and other income, net	—	0.02
Foreign exchange loss	0.03	0.21
Provision for income taxes:
Tax effect on non-GAAP adjustments	(0.08)	(0.35)
Excess tax benefits related to stock-based compensation	(0.03)	(0.39)
Non-GAAP diluted earnings per share (at least)	$1.43	$5.35